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                                                        FORM 10-QSB
                                                        SEPTEMBER 30, 1996


                          GUNTHER INTERNATIONAL, LTD.








                                  EXHIBIT 10.4







                                       34


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                                PROMISSORY NOTE


September 9, 1996

        I, James H. Whitney, acknowledge receipt of $40,000 from Gunther International Ltd., today, September 9, 1996. I agree that this payment is in the form of a twelve month note, which will be repaid prior to September 9, 1997. If repayment has not been made by that time, the maturity date will be extended for an additional twelve months, until September 9, 1998. The note bears simple interest at a rate of 8.75% per year.


        /s/  James H. Whitney
        -----------------------                 Date: September 9, 1996
             James H. Whitney


Witness: /s/  Fred W. Kolling III
         ------------------------
              Fred W. Kolling III               Date: September 9, 1996
              Vice President and
              Chief Financial Officer